SUBSCRIBER: Elliott Dworkin

LASER ENERGETICS, INC.
3535 Quakerbridge Road, Suite 601
Mercerville, New Jersey 08619

                             SUBSCRIPTION AGREEMENT

      Elliott Dworkin ("I" or the "Subscriber") hereby agrees to purchase an aggregate of 375,000 shares of Class A Common Stock, par value $0.001 per share (the "Shares"), of Laser Energetics, Inc., an Oklahoma corporation (the "Company"), for an aggregate purchase price of $375.00, to be paid by reduction of the principal amount of the Amended, Restated and Renewed Promissory Note dated as of June 30, 2001 executed and delivered by the Company to the Subscriber in the original principal amount of $70,218.00 (the "Offer"). The Offer made pursuant to the Forbearance Agreement by and among the Company, Elliott Dworkin, the Estate of Sidney Dworkin, and the Estate of Marc Dworkin dated the date hereof (the "Forbearance Agreement").

1.    I hereby represent the following:

      (a) I have been given the opportunity to ask questions of and receive answers from Company management concerning the Company, the Shares and the Offer and to examine such books, records and other documents of the Company as I have desired.

      (b) I have sought such legal, accounting, business and tax advice as I have considered necessary to make an informed investment decision regarding the Offer.

      (c) I am familiar with the past and proposed activities of the Company, recognize that the Company has only 6 years of operating history in the business activities in which it proposes to engage, and realize that an investment in the Shares involves a high degree of risk.

      (d) I have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the Shares and of making an informed investment decision with respect thereto.

2.    I hereby acknowledge that, except as set forth in Section 3 below:

      (a) there will be no public market for the Shares;

      (b) it may not be possible to readily liquidate my investment;

      (c) I have been informed by the Company that the Shares have not been registered under the Securities Act of 1933 (the "'33 Act") or the applicable

State law based on the exemptions from registration contained in Section 4(2) of the '33 Act or Rule 506 promulgated thereunder, and the Company is relying in part on the truthfulness of my representations contained herein (including without limitation ss. 4 hereof) in determining the availability of such exemptions from registration;

      (d) Except as provided in Section 2(e) hereof, the Company does not intend to register the Shares under the '33 Act;

      (e) the Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the '33 Act and applicable State law, pursuant to registration or exemption therefrom; and

      (f) neither the Securities and Exchange Commission nor the securities commissioner of the applicable State has recommended or endorsed the purchase of the Shares.

3. Subject to my execution of the Lock-up Agreement (as defined below), the Company agrees to file a registration statement on Form SB-2 covering the re-sale of the Shares and the 2,689,273 shares of Class A Common Stock par value $0.001 per share previously issued to me by the Company, with the Securities and Exchange Commission. I agree to execute the Lock-Up Agreement in the form of Exhibit "B" attached to the Forbearance Agreement.

4. I represent and warrant that I am an "Accredited Investor" as defined in Rule 501(a) of Regulation D because (check applicable item):

            _____ My net worth, or the joint net worth of myself and my spouse, currently exceeds $1,000,000 and will exceed $1,000,000 at the time of purchase of the Shares;

            _____ My individual pre-tax income (exclusive of my spouse's income) exceeded $200,000 in each of the last two years, or the joint income of myself and my spouse exceeded $300,000 in each of the last two years, and I, or my spouse and I, reasonably expect to reach such an income level in the current year; or

            _____ The undersigned is a domestic bank, whether acting in its individual fiduciary capacity; a domestic insurance company; an investment company registered under the Investment Company Act of 1940 (the "1940 Act"), or business development company as defined in the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration; an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that meet the qualifications of (a) above, a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; an entity described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person.

5. I am a legal resident of the state listed as my "Mailing Address" on the signature page of this Subscription Agreement.

6. I am acquiring the Shares purely for investment purposes for my own account and not for resale or distribution, and I have not entered into any other agreement, understanding, commitment or other arrangement with any person regarding transfer of the Shares.

7. I will promptly execute such other instruments or documents as the Company's management may reasonably require in connection with a purchase of the Shares, and I will promptly provide all personal and financial information which the Company's management deems necessary or appropriate in connection with a purchase of the Shares.

8. I understand that this Offer has not been reviewed by the Securities and Exchange Commission or the securities regulatory authorities of the applicable State. All documents, records and books pertaining to this investment have been made available for inspection by me and my attorneys, accountants, business advisors and tax advisors, and I understand that the books and records of the Company will be available for inspection by investors and their advisors.

9. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

10. The provisions of this Subscription Agreement may not be modified or waived except in writing signed by me and the Company.

11. I acknowledge that as a shareholder of the Company I will not have any preemptive rights with regard to additional securities to be issued by the Company and that accordingly my proportional share of the outstanding shares of the Common Stock will decrease following each new issuance of Common Stock by the Company.

12. I have not and will not rely on any representations or warranties other than those contained herein.

13. This Subscription Agreement contains the entire agreement between the parties. Provisions of this Subscription Agreement may not be modified or waived, except in a writing signed by both parties.

      IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of the 20th day of December, 2005.

                                    Signature of Subscriber


                                    /s/ Elliott Dworkin
                                    --------------------------------------------

                                    Print name: Elliott Dworkin
                                                --------------------------------

                                    material omitted pursuant to
                                    --------------------------------------------
                                    Street Address

                                    confidentiality request
                                    --------------------------------------------
                                    City, State, Zip Code


                                    --------------------------------------------
                                    Telephone Number


                                    --------------------------------------------
                                    Social Security or Tax Identification Number

Subscription accepted and agreed to:
LASER ENERGETICS, INC.


By: /s/ Robert D. Battis
    --------------------------------
    Robert D. Battis
    President/CEO